Exhibit 32

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SouthState Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. paragraph 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 4, 2023

/s/ John C. Corbett
John C. Corbett
Chief Executive Officer
(Principal Executive Officer)

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SouthState Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. paragraph 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 4, 2023

/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President,
Chief Financial Officer
(Principal Financial Officer)